Exhibit 99.1

Company Overview January 2006

The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. All statements made in this presentation that are not statements of historical fact constitute forward-looking statements. The matters referred to in forward-looking statements could be affected by the risks and uncertainties of the Company's business. Such risks inherent to the Company's business will be described in the Company's filings, when they occur, with the Securities and Exchange Commission, as well as in its press releases. The Company's actual results may differ materially from those expressed in or indicated by such forward-looking statements. Safe Harbor

FDA-approved HYLENEX drug product targeting $300M+ market, partnered with Baxter Healthcare Product portfolio is BROAD and DEEP Same enzyme formulated with marketed injectable drugs to improve their performance in approved indications (e.g., ENHANZED anti-TNF-alpha) Same enzyme delivered on its own or with marketed drugs to address new clinical indications for large markets with unmet medical needs (e.g., Chemophase) Management team and commercial infrastructure in place with first enzyme product already launched worldwide Investment Highlights

San Diego-based company, incorporated in 1998 Listed on American Stock Exchange (ticker: HTI) Cash position at end of Q4 2005 - $19 million Market capitalization - $110 million as of 1/24/05 60 million shares outstanding Halozyme Therapeutics, Inc.

Product Target indication(s) HYLENEX* Ophthalmic anesthesia, drug & fluid infusion Chemophase(tm) Bladder cancer rHuPH20 IV Oncology, neurology, cardiology Enhanzed products Anti-TNF-alpha for RA, IFN-beta for MS HTI-101; HTI-401 Oncology, inflam- mation; neurology Research Pre- clinical Phase 1 & 2 Phase 3 In registr- ation Marketed product Development status NDA approved IND filed Product Pipeline Cumulase(tm) In vitro fertilization Product launched in US, EU, Japan * HYLENEX is a registered trademark of Baxter International, Inc.

Product Indications U.S. Market HYLENEX Ophthalmic anesthesia $50 million HYLENEX Drug and fluid infusion $200 - 300 million Chemophase Superficial bladder cancer $600 - 700 million rHuPH20 IV Oncology, neurology, cardiology >$1 billion Market Opportunities

Focus of presentation Multi-Horizon Growth Strategy HYLENEX Enhanzed drug products Chemophase rHuPH20 IV for systemic indications HTI-101, HTI-401 HTI Value Horizon 1 Commercialize late stage products with low development risk and high upside Horizon 2 Develop products serving unmet medical needs and large markets Horizon 3 Develop other product candidates in pipeline 4 8 12+ Potential time to market (years) Primary product focus 0

Horizon 1 Opportunities HYLENEX Enhanzed drug products Horizon 1 Commercialize late stage products with low development risk and high upside Horizon 2 Develop products serving unmet medical needs and large markets Horizon 3 Develop other product candidates in pipeline 4 8 12+ 0

HYLENEX

Labeled indications*
"For use as an adjunct to increase the absorption and dispersion of other injected drugs; for hypodermoclysis; as an adjunct in subcutaneous urography; for improving the resorption of radiopaque agents."

Indication	Description
Ophthalmic anesthesia	• Enhances diffusion of anesthesia during ophthalmic surgery • 50+ years clinical validation from Wyeth's Wydase®, used in ~750,000 procedures in 1999**
Drug & fluid infusion	• Enhances absorption and dispersion of other injected drugs and fluids (hypodermoclysis)

* DESI review findings published in the Federal Register (September 23, 1970; 35(185):14800-1)

** Removed from market in 2001 due to manufacturing issues (AAO; Roundtable discussion of Wydase Shortage, March 2005)

Local Anesthetic + HYLENEX HYLENEX: For Ophthalmic Anesthesia HA

Eye Safely Immobilized for Cataract Surgery

U.S. Ophthalmic Anesthesia Market HYLENEX targets 1.2 million cataract surgeries utilizing local injection anesthesia Relevant market for Hyaluronidase 100% = 2.8 million cataract surgery procedures Topical anesthesia Local injection HYLENEX: For Ophthalmic Anesthesia Source: WHO; Optistock.com; SG Cowen; Alcon; ASCRS Survey (2003); HTI analysis

Background IV access difficult to establish and maintain, especially at home Hospital admission often due to need for systemic access (e.g., antibiotics, fluids) Subcutaneous (SC) drug and fluid infusion with HYLENEX is a compelling alternative to IV access HYLENEX: For Drug and Fluid Infusion Source: UpToDate, 2005; American Family Physician, 2001

Control 2MIN rHuPH20 300ul/Min PBS HYLENEX: For Drug and Fluid Infusion

Saline + rHuPH20 Saline HYLENEX: For Drug and Fluid Infusion

Starting a subcutaneous infusion site is easy for the caregiver . . . .. . . and convenient for the patient, even at home Can use butterfly needle Can insert SC anywhere in the body (no misses) Especially useful for: Patient with poor venous access Agitated patients who repeatedly remove their IV lines Facilities without continuous availability of skilled providers to insert IVs, including home HYLENEX: Benefits of SC Infusion

Baxter to market, distribute, and sell HYLENEX in US and Puerto Rico Baxter and Halozyme are equal partners in commercialization of HYLENEX Initial targets are ophthalmic anesthesia and drug & fluid infusion indications Partners may mutually agree to pursue other dosage forms and indications Baxter has exercised its option to market, sell, and distribute Hylenex(TM) in the European Union HYLENEX: Sales & Marketing Deal with Baxter

Source: National Home and Hospice Care Survey, 2000 SC Infusion Market Opportunity in Hospices Number of hospices: 2,273 Number of current patients: 106,000 Average length of service: 47 days

Decrease pain and tissue distortion upon injection Reduce adverse injection site reactions Change route of administration (e.g., IV to SC) Convenience & compliance Extend product lifecycle of drugs coming off patent Provide differentiation for multi-sourced drugs Enable inpatient drugs to be injected at home Economic benefits Enhanze(tm) Technology Value Proposition for drug dispersion Deliver more drug to intended targets Allow drug to work faster Increase volume of drug at each injection Efficacy Enhanzed Drug Products: rHuPH20 with Injectable Drugs

# Enhanzed Commercial Anti-Rheumatic Monoclonal Antibody



Serum Antibody Levels (I-125Counts/ml) in rats
2.0E+06
1.8E+06
1.6E+06
1.4E+06
1.2E+06
1.0E+06
8.0E+05
6.0E+05
4.0E+05
2.0E+05
0.0E+00
IgG 10mg/kg local
IgG 10mg/kg local + rHuPH20
IgG 10mg/kg IV
Bioavailability =100%
Bioavailability =94 +/- 7%
Bioavailability =59 +/- 7%
0
10
20
30
40
50
60
70
80
90
100
110
120
130
Time (Hours)

0.0E+00 5.0E+04 1.0E+05 1.5E+05 2.0E+05 2.5E+05 3.0E+05 3.5E+05 4.0E+05 0 10 20 30 40 50 Time (Hours) Local Serum Interferon Levels (I-125 Counts/ml) in rats Bioavailability =61% Local +rHuPH20 Intravenous Local Local +rHuPH20 Enhanzed Commercial Interferon

Add value to partners 1 Develop proprietary products 2 * DESI review findings published in the Federal Register (Sept. 23, 1970; 35(185):14800-1) Generate clinical data for specific products to help Halozyme and potential business partners make better decisions: Taking The Next Step: Product-Focused Strategy Conduct low cost proof of concept (POC) clinical studies to generate PK/tolerability data Use the data to achieve two objectives Product-specific clinical data more powerful than pre-clinical data Lower cost, faster time to market for Enhanzed drug products Labeled indications* "For use as an adjunct to increase the absorption and dispersion of other injected drugs; for hypodermoclysis; as an adjunct in subcutaneous urography; for improving the resorption of radiopaque agents."

Initial Commercial Targets for Clinical POC Studies

1 Add value to partners

2 Develop proprietary products

Target Currently Marketed Compound	2004 US Sales for Drug Class
Anti-TNF-alpha drug for rheumatoid arthritis	$4.2 billion
IFN-beta drug for multiple sclerosis	$1.7 billion
Currently marketed macromolecule	>$1 billion
Currently marketed small molecule	~$1 billion
Total	**~$8 billion**

Source: IMS (2004); HTI analysis

Horizon 2 Opportunities Horizon 1 Commercialize late stage products with low development risk and high upside Horizon 2 Develop products serving unmet medical needs and large markets Horizon 3 Develop other product candidates in pipeline 4 8 12+ 0 Chemophase rHuPH20 IV for systemic indications

Chemophase: For Superficial Bladder Cancer

Chemophase: For Superficial Bladder Cancer

Mitomycin Mitomycin + Bovine PH20 Mean age (range) 62.8 (44-80) 67.3 (49-84) Men/Women 17/11 18/10 Primary tumors 15 16 Recurrent tumors 13 12 Mean Follow Up (range) 21.1 (6-32) 20.2 (6-32) Tumor Recurrence (%) 9/28 (32.1%) 2/28 (7.1%) P<0.05 P<0.05 Source: Maier and Baumgartner, 1989 Randomized Clinical Trial of Bovine PH20 in Bladder Cancer Initiated Chemophase Ph I trial in 4Q05

Penetration of Chemotherapy with Chemophase in Bladder Cancer Chemotherapy alone Chemotherapy with Chemophase

Chemophase Market Opportunity in Superficial Bladder Cancer

- 63,210 new cases of urinary bladder cancer in the US[1,2]
- 499,199 prevalent cases of urinary bladder cancer[3,4]
- At least 6 treatment cycles of mitomycin and Chemophase

Chemophase, if adopted as first line therapy with mitomycin, would target ~100,000 patient candidates and ~600,000 potential doses/year

Source: [1] American Cancer Society, 2005; [2] ~70% of new cases are "superficial" disease (AUA Bladder Cancer Guidelines Panel, 1999); [3] NCI SEER Cancer Statistics Review, 2002; [4] ~30% recurrence rate of treated patients within 12 months (Southwest Oncology Group Study, 1995)

Stroke can cause brain edema leading to further tissue damage and higher mortality Tissue edema is important in multiple disease states, including stroke, myocardial infarction, and oncology 6 hrs post infarct Ischemic stroke in a 61 year old male Systemic rHuPH20: For Ischemic Stroke

Systemic administration of rHuPH20 after experimental infarct improves survival and reduces edema in rodent 28 day ischemic stroke models rHuPH20 versus Saline 2 hrs post infarct (n=40 rats/group) Systemic rHuPH20: For Ischemic Stroke

Hyaluronidases normally cleared from circulation very quickly (T1/2<3 min) PK optimization of rHuPH20 with PEGylation significantly increases T1/2 Improved serum half life of PEG-rHuPH20 also translates into improved survival in rodent models PEG-rHuPH20 Serum PK Analysis PH20 Enzymes 0 10 20 30 40 50 60 70 1 10 100 1000 10000 Animal Testes Hyaluronidase PH20 Time (min) Units / ml activity plasma PEG-PH20 rHuPH20 versus Saline 2 hrs post infarct (n=40 rats/group) Systemic rHuPH20: For Ischemic Stroke

2005 – 2006 Milestones*

Completed

- ☑ HYLENEX NDA filed, priority review, 1Q05
- ☑ Cumulase 510(k) cleared and product launched, 1H05
- ☑ Chemophase IND filed, 2Q05; initiated Phase I trial, 4Q05
- ☑ HYLENEX NDA approved, 4Q05

Upcoming

- Launch HYLENEX, 1H06
- Initiate Chemophase Phase I/IIa trial, 1H06
- Complete HYLENEX clinical study for subcutaneous hydration, 1H06
- Initiate Enhanze clinical studies for initial commercial targets, 2006

* Forward-looking statement

Robust pipeline: First product selling (Cumulase) Second product NDA approved with launch pending (HYLENEX) Third product in the clinic (Chemophase) Several POC studies of proprietary and partnerable projects starting next year (Enhanze) Attractive business model balancing risk and reward over the long term: Lower cost and faster time to market Significant market opportunities with unmet medical needs Consistent delivery of milestones by full management team with demonstrated track record of success Investment Summary